Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Commission file nos. 33-58653, 33-30549, 33-03169, 33-49422, 333-107065, and 333-107668) of Hartmarx Corporation of our report dated March 4, 2004 on the financial statements of Exclusively Misook, Inc., which appears on page 2 of this Form 8-K.




                                           /s/ Citrin Cooperman & Company, LLP
                                           ------------------------------------
                                           Citrin Cooperman & Company, LLP

New York, New York
October 4, 2004